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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 14, 1997, included or incorporated by reference in NGC Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
August 27, 1997